UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities and Exchange Act of 1934

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 7, 2018

BOOMER HOLDINGS INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-215000	36-4833921
(State of Other Jurisdiction)	(Commission File Number)	(IRS Employer Identification Number)

8670 W. Cheyenne Avenue, Las Vegas, NV 89129

(Address of principal executive offices, including zip code)

888-266-6370

(Registrant’s telephone number, including area code)

Copies to:

Peter Campitiello, Esq.

McCarter & English, LLP

Two Tower Center Boulevard

East Brunswick, New Jersey 08816

Tel: 732-867-9741

Fax: 732-392-1901

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Merger Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Merger Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Merger Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company           ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

* Explanatory Note: Boomer Holdings, Inc., formerly known as Remaro Group Corp. (the “Company”) is filing this Amendment No. 1 to the Current Report on Form 8-K originally filed on January 8, 2020 (the “Original Filing”) to include the remaining items and information required to be filed pursuant to Item 2.01(f) of Form 8-K.

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This Current Report includes statements regarding our plans, goals, strategies, intent, beliefs or current expectations. These statements are expressed in good faith and based upon a reasonable basis when made, but there can be no assurance that these expectations will be achieved or accomplished. These forward-looking statements can be identified by the use of terms and phrases such as “believe,” “plan,” “intend,” “anticipate,” “target,” “estimate,” “expect,” and the like, and/or future-tense or conditional constructions (“will,” “may,” “could,” “should,” etc.). Items contemplating or making assumptions about actual or potential future sales, market size, collaborations, and trends or operating results also constitute such forward-looking statements.

Although forward-looking statements in this report reflect the good faith judgment of management, forward-looking statements are inherently subject to known and unknown risks, business, economic and other risks and uncertainties that may cause actual results to be materially different from those discussed in these forward-looking statements. Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. We assume no obligation to update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this report, other than as may be required by applicable law or regulation. Readers are urged to carefully review and consider the various disclosures made by us in our reports filed with the Securities and Exchange Commission (“SEC”) which attempt to advise interested parties of the risks and factors that may affect our business, financial condition, results of operation and cash flows. If one or more of these risks or uncertainties materialize, or if the underlying assumptions prove incorrect, our actual results may vary materially from those expected or projected.

BACKGROUND

On December 12, 2019, Marina Funt, the former principal shareholder, Chief Executive Officer, Chief Financial Officer, President, Treasurer, Secretary and Director of Remaro Group Corp. (the “Company”), consummated the sale of Ms. Funt’s 8,000,000 shares (the “Shares”) of the Registrant’s common stock, par value $0.001 per share (the “Common Stock”) to Boomer Natural Wellness, Inc. (“BNW”). The acquisition of the Shares, which represent approximately 76% of the Company’s shares of outstanding Common Stock, resulted in a change in control of the Registrant. In connection with the sale of the Shares, Ms. Funt waived, forgave and discharged any indebtedness of any kind owed to her by the Company.

On January 7, 2020, the Company executed an Agreement of Merger and Plan of Share Exchange (the “Exchange Agreement”), with BNW, Boomer Naturals Holdings, Inc., a Nevada corporation (“Boomer”), Boomer Naturals, Inc., and the shareholders of Boomer (the “Exchange”). Upon consummation of the transactions set forth in the Exchange Agreement (the “Closing”), the Company adopted the business plan of Boomer.

Pursuant to the Agreement, the Company agreed to acquire all of the outstanding shares of Boomer in exchange for the issuance of an aggregate 40,326,913 pre-split shares (the “Exchange Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”). Pursuant to the terms of the Exchange Agreement, the Company’s Majority Shareholder agreed to retire 8,000,000 shares of the Company’s Common Stock. As a result of the Exchange, Boomer became a wholly-owned subsidiary of the Company and following the consummation of the Exchange, the shareholders of Boomer will beneficially own approximately Ninety-Four Percent (94%) of the issued and outstanding Common Stock of the Company. The parties have taken the actions necessary to provide that the Exchange is treated as a “tax free exchange” under Section 368 of the Internal Revenue Code of 1986, as amended. The Exchange Agreement contains customary representations, warranties and covenants of the Company and Boomer for like transactions. The foregoing descriptions of the above referenced agreements do not purport to be complete. For an understanding of their terms and provisions, reference should be made to the Agreement attached as Exhibits 10.1 to this Current Report on Form 8-K.

At the effective time of the Exchange, Michael Quaid was appointed Chief Executive Officer and Director and Thomas Ziemann as Chief Operating Officer and Director.

Also on January 7, 2020, the Company approved an amendment to its Articles of Incorporation (the “Amendment”) to: change the name of the Company to Boomer Holdings Inc.; effect a forward stock split on the basis of three-to-one (3:1); and to increase the number of authorized shares of capital stock to 210,000,000 of which 200,000,000 shares shall be Common Stock and 10,000,000 shares will be blank-check preferred stock, par value $0.001 per share.

FORM 10 DISCLOSURE

Set forth below, pursuant to Item 2.01(f) of Form 8-K, is certain of the information required if the Company were filing a general form for registration of securities on Form 10 under the Exchange Act with respect to its common stock (which is the only class of the Company’s securities subject to the reporting requirements of Section 13 or Section 15(d) of the Exchange Act upon consummation of the transactions contemplated by the Merger Agreement).

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On January 7, 2020, the Company executed the Exchange Agreement. For a description of the Exchange, and the material agreements entered into therewith, please see Item 2.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

Merger With Boomer

As described above, on January 7, 2020, the Company executed an Agreement of Merger and Plan of Share Exchange (the “Exchange Agreement”), with BNW, Boomer Naturals Holdings, Inc., a Nevada corporation (“Boomer”), Boomer Naturals, Inc., and the shareholders of Boomer (the “Exchange”). Pursuant to the Agreement, the Company agreed to acquire all of the outstanding shares of Boomer in exchange for the issuance the Exchange Shares and the Majority Shareholder agreed to retire 8,000,000 shares of the Company’s Common Stock. As a result of the Exchange, Boomer became a wholly-owned subsidiary of the Company and the Company adopted the business plan of Boomer. Following the consummation of the Exchange, the Boomer Shareholders will beneficially own approximately Ninety-Four (94%) of the issued and outstanding Common Stock of the Company. The parties have taken the actions necessary to provide that the Exchange is treated as a “tax free exchange” under Section 368 of the Internal Revenue Code of 1986, as amended. The Exchange Agreement contains customary representations, warranties and covenants of the Company and Boomer for like transactions.

The foregoing descriptions of the above referenced agreements do not purport to be complete. For an understanding of their terms and provisions, reference should be made to the Agreement attached as Exhibit 10.1 to this Current Report on Form 8-K.

Pro Forma Ownership

Following the issuance of the Exchange Shares, the Boomer Shareholder now beneficially owns approximately Ninety-Four Percent (94%) of the total outstanding shares of the Company’s Common Stock. For financial accounting purposes, the acquisition was treated as a reverse acquisition of the Company by Boomer, under the purchase method of accounting, and was deemed a recapitalization with Boomer as the acquirer. Upon consummation of the Exchange, the Company adopted the business plan of Boomer.

DESCRIPTION OF BUSINESS OF BOOMER

PRODUCTS

Boomer Naturals Holdings Inc., through its wholly-owned subsidiary Boomer Naturals, Inc., a Nevada corporation, provides wellness solutions to multiple target markets through multiple sales channels, including retail locations, e-commerce, and wholesale distribution networks. Boomer sells health and wellness products and services geared toward alleviating pain, anxiety and improving general wellness through our proprietary lines of CB5 products. CB5 formula is the first FDA-compliant alternative that fully supports the body’s endocannabinoid system (ECS). This revolutionary breakthrough combines five natural and powerful ingredients that target the ECS.

Since our products do not contain any CBD or THC and all of our ingredients are on the FDA’s GRAS (Generally Recognized as Safe List), Boomer Naturals is able to advertise on Google, Facebook, Yahoo, Bing, YouTube, Instagram, and all national television networks. CBD and cannabis companies are not allowed to advertise on any of these channels. This allows Boomer Naturals to advertise creating brand recognition that our CBD competitors cannot. With many millions of people searching on the Internet monthly for CBD or CBD alternative products for pain, anxiety, inflammation, and sleep, being able to advertise is a huge advantage.

Boomer Naturals has obtained certificates of free sale to export our CB5 products to over 20 countries outside of the United States. The United States does not offer export certificates for CBD or THC products allowing Boomer Naturals to service the needs of the alternative wellness market globally.

The CB5 products were developed by neurosurgeon, Dr. Markus Chwajol https://boomernaturals.com/wellness-advisory-board/markus-chwajol/. The Boomer CB5 products contain a powerful combination of terpenes that interact with three known cannabinoid receptors and possibly a fourth, while the standard products in the industry interact only with one. The product contains all-natural ingredients which are all listed on the Generally Recognized as Safe list of the Food and Drug Administration and was developed by a practicing brain surgeon who is an expert in natural ingredients and CB receptors.

Boomer focuses on wellness solutions for the 50 and older age demographic through the development of products using the Boomer proprietary CB5 formula. The CB5 formula includes a variety of terpenes that are compliant with FDA guidelines as all ingredients are listed on the Generally Recognized as Safe list. The solutions include products to alleviate pain, reduce anxiety, increase sleep quality, as well as offer cosmetic benefits. In addition, Boomer offers a full line of products to benefit the health of pets, including those suffering from seizures.

Boomer Natural’s product lines include CB5, Golf CB5, Pet CB5, SKIN Sunscreen, and medical-grade skincare.  Our most popular CB5 products are the AM, PM, and all-day tinctures and gummies as well as our pain relief roll on. Boomer Naturals products are available online at BoomerNaturals.com and, and at Boomer Naturals retail stores, doctors’ offices, and golf shops and resorts across the country. The Company believes its proprietary formulations are an alternative to CBD,

The Company’s initial wellness partners include Tommy Bahama, PGA of America (PGA Magazine), and Madison Square Garden. Boomer Naturals will leverage the brand recognition and customer loyalty of these top brands to elevate our brand to a leader in wellness.

On January 10, 2020, Boomer Naturals executed a Trademark License Agreement (the “License Agreement”) with Tommy Bahama Group, Inc. (“Tommy Bahama”) a wholly owned subsidiary of Oxford Industries, Inc. Pursuant to the terms of the License Agreement, Tommy Bahama agreed to license the Tommy Bahama trademark and other intellectual property from Tommy Bahama in connection with the manufacture, sale, distribution, advertisement and promotion of the Company’s products as more fully set forth in the License Agreement. The License Agreement requires the Company to pay minimum royalties for each license year and meet minimum net sales requirements of products under the licensed marks each year. The License Agreement may be terminated by Tommy Bahama before the end of the term for several reasons.

Pursuant to the License Agreement, Boomer Naturals is Tommy Bahama’s exclusive wellness licensed partner. Tommy Bahama recently placed its first order for $500,000 of products from our CB5 line for people and pets. Boomer CB5 is the premier product for Tommy Bahama’s Friend and Family event scheduled for March 2020 with CB5 product placement at cash register countertops in both men’s and women’s departments. Tommy Bahama is expected to give our roll-on as a free gift with purchases during March and has ordered 19,000 roll-ons to give away at their largest retail event of the year. Also beginning in March, Tommy Bahama is expected to send emails to their database with offers from Boomer Naturals and posting offers on their social media platforms reaching approximately 500,000 followers.

MARKET SIZE

According to the Global Wellness Institute, health and wellness is a multi-billion dollar industry and the trend is for consumers moving away from pharmaceuticals toward more natural solutions for everyday challenges. To meet this demand, Boomer Naturals created an all-natural doctor-formulated alternative to CBD, known as CB5. CB5 is a proprietary blend of botanical terpenes designed to restore balance to the ECS. Discovered in the early 1990s, the body's ECS features cannabinoids and receptors (CB1, CB2, and two others yet to be named) that are some of the most abundant neurotransmitters found in the brain. The ECS supports and regulates several key systems and can help with issues relating to reducing pain and inflammation, balancing sleep/wake cycles, supporting the immune system, balancing mood, supporting a healthy metabolism, supporting reproductive health, and more. We believe CB5 is a more effective solution than CBD because it hits more receptors in the ECS with an entourage effect of many different plant terpenes.

According to Forbes, the projected market value of the CBD industry was expected to hit $20 billion by 2024. https://www.forbes.com/sites/irisdorbian/2019/05/20/cbd-market-could-reach-20-billion-by-2024-says-new-study/#7c8a622a49d0

The over the counter drugs and medication market was valued at $125 billion USD in 2018 and is estimated to be $185 billion USD by 2025. https://www.gminsights.com/industry-analysis/over-the-counter-otc-drugs-market

According to a Global Use of Medicines report from the IQVIA Institute for Human Data Science, the global pharmaceutical industry was valued at $1.2 trillion in 2018. https://pharmaceuticalcommerce.com/business-and-finance/global-pharma-spending-will-hit-1-5-trillion-in-2023-says-iqvia/

One study from Statista, a subscription based aggregator of statistics, provided that the US market value of vitamins, minerals and supplements was over $48.5 billion dollars in 2017. https://www.statista.com/statistics/521735/market-size-vitamins-minerals-and-supplements-worldwide/

Another report from Grand View Research, a market research and consulting company that was not hired by the Company, predicts that the global pet care market size has an estimated current market value of $131.7 billion dollars and is expected to grow to $202.6 billion US by 2025. https://www.grandviewresearch.com/press-release/global-pet-care-market

MANAGEMENT AND EMPLOYEES

As of the date of this Report, Boomer has forty (40) full time employees.  We believe we enjoy good employee relations. None of our employees are members of any labor union, and we are not a party to any collective bargaining agreement.

PROPERTIES

The Company does not own any physical location.  Boomer currently leases its corporate headquarters and other offices in Las Vegas, Nevada which lease expires on September 20, 2027.  We believe our current offices are sufficient in size for current and near term future operations.

GOVERNMENT REGULATION

We believe we are in compliance with applicable federal, state and other regulations and that we have compliance programs in place to ensure compliance going forward.  There are no regulatory notifications or actions pending.

RISK FACTORS

Risks Related to the Company

The Company has a limited operating history.

Boomer Naturals, Inc., the Company’s wholly-owned operating subsidiary, was formed in June 2019 and has a limited operating history, assets and operating revenues, and its prospects of future profitable operations may be delayed or never realized. We have a limited operating history upon which you may evaluate our business and prospects. We are in the early stages of our business and have not yet commenced full-scale operations. Accordingly, we are in the initial revenue phase, and our activities to date have involved research and development of products and services, business planning, market testing, and efforts to raise startup capital. Our business and prospects must be considered in light of the risk, expense, and difficulties frequently encountered by preliminary or limited revenue companies in early stages of development, particularly companies in highly competitive and evolving markets. If we are unable to effectively allocate our resources, manufacture our products, generate sales, or obtain and grow our customer base, our business operating results and financial condition would be adversely affected and we may be unable to execute our business plan, and our business could fail. Investors could therefore be at risk of losing their investment.

The Company has a short operating history, which makes it difficult to evaluate its prospects, and future financial results and may increase the risk that it will not be successful. The Company has provided certain historical financial information; however, such financial information may not be a reliable indicator of future results. In addition, the historical information is not necessarily indicative of what our results of operations, financial position and cash flows will be in the future.

We have inadequate capital and need for additional financing to accomplish our business and strategic plans.

We have very limited funds, and such funds are not adequate to develop our current business plan. Our ultimate success may depend on our ability to raise additional capital. In the absence of additional financing or significant revenues and profits, the Company will have to approach its business plan from a much different and much more restricted direction, attempting to secure additional funding sources to fund its growth, borrowing money from lenders or elsewhere or to take other actions to attempt to provide funding. We cannot guarantee that we will be able to obtain sufficient additional funds when needed, or that such funds, if available, will be obtainable on terms satisfactory to us.

The Company may incur losses as it seeks to grow.

The Company may incur future losses from the launch of new retail stores, inventory buildup that remains unsold, expenses associated with new marketing initiatives, and the growing expenses associated with additional staff necessary to manage Company growth. The extent of losses and the time required to reach profitability are uncertain. There can be no assurance that the Company will be able to obtain or sustain profitability on an ongoing basis.

The Company's success depends on the efforts and abilities of the Management team.

The Company is dependent upon the effort, experience, and abilities of its senior management team. The loss of the services of any of them for any reason could adversely affect the Company's business and operations, and there is no guarantee that the Company could find adequate replacements on a timely basis.

The Company may experience insufficient capital.

Management expects that the Company will need additional capital to fund the Company’s next growth phase. Additional sources of equity capital may not be available when needed or, if available, may only be available on unfavorable terms and in any event would result in the interests of the existing Shareholders being diluted. In such event, the Company may not be able to obtain the financing it needs, in which case the Company's potential growth could be delayed.

Risks Related to the Business of the Company

The health and wellness industry is highly competitive.

The health and wellness industry has extremely low barriers to entry and more companies are expected to enter the sector due to the popularity of the sector, especially during the first few months of a new year. Some of the Company’s current and potential competitors have greater resources for developing additional products, much longer operating histories, and have been marketing to wider audiences. As the Company continues to devote significant resources to developing its customer base, the Company will face significant competition from established companies that may have far greater experience than the Company. Although management believes that the Company is currently able to compete effectively in each of the various markets in which the Company participates, the Company cannot assure that the Company will be able to continue to do so or that the Company will be capable of maintaining or further increasing its current market share. The Company’s failure to compete successfully in its various markets could have a material adverse effect on the Company’s business, financial condition and results of operations.

Our business is subject to changes in consumer preferences and discretionary spending.

Changes in consumer preferences or negative publicity around the CB5 product or industry as a whole could adversely impact Company revenue. The Company's success will also largely depend on various factors affecting discretionary consumer spending, including economic conditions, political conditions, disposable consumer income and consumer confidence, which may vary widely in different markets. Adverse changes in these factors could reduce our sales or impose practical limits on our product pricing, either of which could adversely affect the Company's results of operations.

The success of the Company’s business will depend in part on how favorably consumers perceive of and recognize its brand.

The Company has a pending trademark for Boomer Naturals.  The various names, logos, trademarks, service marks and trade secrets associated with the Company's current and future brands could be imitated in ways that the Company cannot predict or prevent. There is no assurance that the Company’s rights to use such Intellectual Property will be fully enforceable, that other parties will not infringe upon those rights, or that the Company’s competitors will not seek to utilize similar intellectual property. Accordingly, if a third party successfully challenges the Company’s ownership of, or right to use, such marks or if the Company is unable to stop unauthorized use of such marks or if the Company’s licensees of the marks and patents use them in a way that negatively impacts their value, the Company’s business or results of operations could be harmed. The unenforceability of such rights or the failure of other countries to recognize the Company's intellectual property rights could negatively impact the Company’s ability to capitalize on efforts to establish brand equity.

The inability to hire and retain qualified staff could adversely affect operating results. The Company's success will depend in part upon management's ability to attract, motivate and retain a sufficient number of qualified employees, and support staff necessary to conduct its operations.  Qualified individuals of the requisite caliber and quantity needed to fill positions may be in short supply. Also, any material increases in employee turnover rates could have a material adverse effect on the Company’s business, financial condition, operating results or cash flows.

The Company is subject to numerous laws and regulations. The Company’s products are affected by a variety of regulations at the State and Federal levels. The Company will need to constantly monitor developments and adjust to changes in the laws and regulations. Such laws and regulations may change from time to time, and the Company may or may not be able to comply with new requirements. In addition, the cost of compliance may be very high and affect operating income.

The Company sells cosmetics and consumable products that could be subject to potential litigation risk. Although the Company engages high quality manufacturers and suppliers to produce products, it is unknown whether a defective product can cause harm to a person or pet. In the event of such a happening, the Company will likely be threatened with potential litigation from an injured party. In order to mitigate said risk, the Company shall maintain product liability insurance of at least $2,000,000.

Risks Related to the Securities Markets and Investments in Our Securities

Our common stock may be considered a “penny stock” and may be difficult to sell.

The Commission has adopted regulations which generally define “penny stock” to be an equity security that has a market price of less than $5.00 per share or an exercise price of less than $5.00 per share, subject to specific exemptions. Historically, the price of our common stock has fluctuated greatly. If, the market price of the common stock is less than $5.00 per share and the common stock does not fall within any exemption, it therefore may be designated as a “penny stock” according to SEC rules. The “penny stock” rules impose additional sales practice requirements on broker-dealers who sell securities to persons other than established customers and accredited investors (generally those with assets in excess of $1,000,000 or annual income exceeding $200,000 or $300,000 together with their spouse). For transactions covered by these rules, the broker-dealer must make a special suitability determination for the purchase of securities and have received the purchaser’s written consent to the transaction before the purchase. Additionally, for any transaction involving a penny stock, unless exempt, the broker-dealer must deliver, before the transaction, a disclosure schedule prescribed by the SEC relating to the penny stock market. The broker-dealer also must disclose the commissions payable to both the broker-dealer and the registered representative and current quotations for the securities. Finally, monthly statements must be sent disclosing recent price information on the limited market in penny stocks. These additional burdens imposed on broker-dealers may restrict the ability or decrease the willingness of broker-dealers to sell our common shares, and may result in decreased liquidity for our common shares and increased transaction costs for sales and purchases of our common shares as compared to other securities.

Our stock price may be volatile and your investment in our common stock could suffer a decline in value.

The price of our common stock may fluctuate significantly in response to a number of factors, many of which are beyond our control. These factors include but are not limited to:

progress of our products through the regulatory process;
government regulatory action affecting our products or our competitors’ products in both the United States and foreign countries;
developments or disputes concerning patent or proprietary rights;
economic conditions in the United States or abroad;
broad market fluctuations; and
changes in financial estimates by securities analysts.

There is a risk of market fraud.

Shareholders should be aware that, according to SEC Release No. 34-29093, the market for penny stocks has suffered in recent years from patterns of fraud and abuse. Such patterns include (1) control of the market for the security by one or a few broker-dealers that are often related to the promoter or issuer; (2) manipulation of prices through prearranged matching of purchases and sales and false and misleading press releases; (3) boiler room practices involving high-pressure sales tactics and unrealistic price projections by inexperienced sales persons; (4) excessive and undisclosed bid-ask differential and markups by selling broker-dealers; and (5) the wholesale dumping of the same securities by promoters and broker-dealers after prices have been manipulated to a desired level, along with the resulting inevitable collapse of those prices and with consequent investor losses. We are aware of the abuses that have occurred historically in the penny stock market. Although we do not expect to be in a position to dictate the behavior of the market or of broker-dealers who participate in the market, management will strive within the confines of practical limitations to prevent the described patterns from being established with respect to our securities. The occurrence of these patterns or practices could increase the volatility of our share price.

A decline in the price of our common stock could affect our ability to raise working capital and adversely impact our ability to continue operations.

A prolonged decline in the price of our common stock could result in a reduction in the liquidity of our common stock and a reduction in our ability to raise capital.  A decline in the price of our common stock could be especially detrimental to our liquidity and our operations.  Such reductions may force us to reallocate funds from other planned uses and may have a significant negative effect on our business plan and operations, including our ability to develop new services and continue our current operations.  If our common stock price declines, we can offer no assurance that we will be able to raise additional capital or generate funds from operations sufficient to meet our obligations.  If we are unable to raise sufficient capital in the future, we may not be able to have the resources to continue our normal operations.

Our common stock may never be listed on a major stock exchange.

We anticipate seeking the listing of our common stock on a national or other securities exchange at some time in the future, assuming that we can satisfy the initial listing standards for such exchange.  We currently do not satisfy the initial listing standards and cannot ensure that we will be able to satisfy such listing standards or that our common stock will be accepted for listing on any such exchange.  Should we fail to satisfy the initial listing standards of such exchanges, or our common stock is otherwise rejected for listing, the trading price of our common stock could suffer, the trading market for our common stock may be less liquid, and our common stock price may be subject to increased volatility.

There is no assurance of cash distributions to the Shareholders.

There is no assurance that the Shareholders will receive a return of any or all of their investment in the Company.   In the event cash is available for distribution, management may elect to reserve cash to further expand the business for a larger potential exit.  Any cash distributions to the Shareholders whether from operations or any future sale, disposition or other capital event of the Company are highly speculative, and the amounts of any such distributions cannot be accurately predicted.

We do not intend to pay any cash dividends in the foreseeable future and, therefore, any return on your investment in our capital stock must come from increases in the fair market value and trading price of the capital stock.

We have not paid any cash dividends on our common stock and do not intend to pay cash dividends on our common stock in the foreseeable future. We intend to retain future earnings, if any, for reinvestment in the development and expansion of our business. Any credit agreements, which we may enter into with institutional lenders, may restrict our ability to pay dividends. Whether we pay cash dividends in the future will be at the discretion of our board of directors and will be dependent upon our financial condition, results of operations, capital requirements and any other factors that the board of directors decides is relevant. Therefore, any return on your investment in our capital stock must come from increases in the fair market value and trading price of the capital stock.

We may issue additional equity shares to fund our operational requirements, which would dilute share ownership. Such sales of additional equity securities may adversely affect the market price of our common stock and your rights in the company may be reduced.

The Company’s continued viability depends on its ability to raise capital. We expect to continue to incur drug development and selling, general and administrative costs. Changes in economic, regulatory or competitive conditions may lead to cost increases. Management may determine that it is in the best interest of the company to develop new services or products. In any such case additional financing is required for the company to meet its operational requirements. We may choose to raise additional capital due to market conditions or strategic considerations even if we believe we have sufficient funds for our current or future operating plans. The sale or the proposed sale of substantial amounts of our common stock in the public markets may adversely affect the market price of our common stock. Also, any new securities issued may have greater rights, preferences or privileges than our existing common stock. Our stockholders may experience substantial dilution upon such issuances and a reduction in the price that they are able to obtain upon sale of their shares. There can be no assurances that the company will be able to obtain such financing on terms acceptable to the company and at times required by the company, if at all. In

The requirements of complying with the Sarbanes-Oxley act may strain our resources and distract management.

We are subject to the reporting requirements of the Exchange Act, and the Sarbanes-Oxley Act of 2002. The costs associated with these requirements may place a strain on our systems and resources. The Exchange Act requires that we file annual, quarterly and current reports with respect to our business and financial condition. The Sarbanes-Oxley Act requires that we maintain effective disclosure controls and procedures and internal controls over financial reporting. Historically, we have maintained a small accounting staff, but in order to maintain and improve the effectiveness of our disclosure controls and procedures and internal control over financial reporting, significant additional resources and management oversight will be required. This includes, among other things, activities necessary for supporting our independent public auditors. This effort may divert management’s attention from other business concerns, which could have a material adverse effect on our business, financial condition, results of operations and cash flows. In addition, we may need to hire additional accounting and financial persons with appropriate public company experience and technical accounting knowledge, and we cannot assure you that we will be able to do so in a timely fashion.

Certain stockholders possess the majority of our voting power, and through this ownership, control our Company and our corporate actions.

Currently, one shareholder, Boomer Naturals, Inc., the sole shareholder of our operating company , holds approximately 94% of the voting power of our Common Stock and Daniel Capri, our Chairman and President, holds voting and dispositive power over Boomer Naturals, Inc. This company, and therefore Mr. Capri, has a controlling influence in determining the outcome of any corporate transaction or other matters submitted to our stockholders for approval, including mergers, consolidations and the sale of all or substantially all of our assets, election of directors, and other significant corporate actions. As such, Mr. Capri has the power to prevent or cause a change in control; therefore, without his consent we could be prevented from entering into transactions that could be beneficial to us. The interests of our executive officers may give rise to a conflict of interest with the Company and the Company’s shareholders.

General Risk Factors

General investment risks. No assurance can be made that the Company will generate any profits. The Company's business will be subject to the risks generally incident to our industry, to the risks generally incident to the development of new products, particularly in the wellness community where consumers can be fickle.

Future changes in international, federal, state, and local laws and regulations may adversely affect the Company. These changes may have a negative impact on the Company's ability to achieve its goals and thus the value of the shares could be diminished or entirely lost.

The Shareholders will have limited authority. Purchasers of shares will have the status of shareholders in the Company and, with limited exceptions, will have no voice in the management or conduct of the affairs of the Company, including very limited voting rights. Except where the approval of the shareholders is expressly required by the law, management will have the sole and absolute right and authority to act for and on behalf of the Company in connection with all aspects of the business of the Company. Accordingly, no person should purchase shares unless such person is willing to entrust all aspects of the management of the Company to the management team and has evaluated the management team’s capabilities to perform such functions.

The Shareholders could lose their limited liability protection if they participate in the management of the Company. Shareholders are not generally liable for the debts and obligations of the Company beyond the amount invested in the Company. However, to the extent a Shareholder participates in the control of the Company's business, such Shareholder may become personally liable for the debts and obligations of the Company.

The Management Team is entitled to certain protections from the Company. The management team will not be liable to the Company or its Shareholders for monetary damages for an act or omission in the management team's capacity as such, except under certain limited circumstances. Furthermore, the Company (but not the Shareholders) will indemnify the management team for losses which arise out of acts or omissions of the management team under certain circumstances. The Company may purchase insurance for the payment of such indemnity obligations, but there is no guarantee that any such coverage will be insufficient to cover a particular claim or that the Company will be able to obtain insurance coverage at a reasonable cost.

The ownership interests of the Shareholders may be diluted in the future. The Company intends to continue to make significant investments to support its business growth and may require additional funds to respond to business challenges, including the need to expand into new markets, develop new products and features or enhance the Company’s existing products, improve its operating infrastructure or acquire complementary businesses, personnel and technologies. Accordingly, the Company may need to engage in equity or debt financings to secure additional funds. If the Company raises additional funds through future issuances of equity or convertible debt securities, the existing Shareholders could suffer significant dilution, and any new equity securities that are issued (if approved by the Shareholders) could have rights, preferences and privileges superior to those of the current Shareholders. Any debt financing the Company secures in the future could involve restrictive covenants relating to capital raising activities and other financial and operational matters, which may make it more difficult to obtain additional capital and to pursue business opportunities. The Company may not be able to obtain additional financing on favorable terms, if at all. If the Company is unable to obtain adequate financing or financing on satisfactory terms when required, the Company’s ability to respond to business challenges could be significantly impaired and have a material adverse effect on its financial condition and operating results.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Certain statements in this prospectus constitute "forward-looking statements." Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Factors that might cause such a difference include, among others, uncertainties relating to general economic and business conditions; industry trends; changes in demand for our products and services; uncertainties relating to customer plans and commitments and the timing of orders received from customers; announcements or changes in our pricing policies or that of our competitors; unanticipated delays in the development, market acceptance or installation of our products and services; changes in government regulations; availability of management and other key personnel; availability, terms and deployment of capital; relationships with third-party equipment suppliers; and worldwide political stability and economic growth. The words "believe," "expect," "anticipate," "intend" and "plan" and similar expressions identify forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made.

Corporate History

Boomer Holdings Inc. was incorporated as Remaro Group Corp. under the laws of the State of Nevada on March 31, 2016.  On January 7, 2020, the Company executed an Agreement of Merger and Plan of Share Exchange (the “Exchange Agreement”), with BNW, Boomer Naturals Holdings, Inc., a Nevada corporation (“Boomer”), Boomer Naturals, Inc., and the shareholders of Boomer (the “Exchange”). Upon consummation of the transactions set forth in the Exchange Agreement (the “Closing”), the Company adopted the business plan of Boomer. Pursuant to the Agreement, the Company agreed to acquire all of the outstanding shares of Boomer in exchange for the issuance of an aggregate 40,326,913 pre-split shares (the “Exchange Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”). Pursuant to the terms of the Exchange Agreement, the Company’s Majority Shareholder agreed to retire 8,000,000 shares of the Company’s Common Stock. Also on January 7, 2020, the Company approved an amendment to its Articles of Incorporation (the “Amendment”) to: change the name of the Company to Boomer Holdings Inc.; effect a forward stock split on the basis of three-to-one (3:1); and to increase the number of authorized shares of capital stock to 210,000,000 of which 200,000,000 shares shall be Common Stock and 10,000,000 shares will be blank-check preferred stock, par value $0.001 per share.

Description of Our Business

We are engaged in the research, development, acquisition, licensing and sales of specialized natural products which have FDA compliant ingredients and are impactful on the endocannabinoid system. These products powered by natural terpenes, include, edible and topical offerings. We are engaged in marketing and branding within the alternative CBD/THC space, including our trademark “CB5” brand which is a proprietary formula and currently patent pending. Boomer Naturals currently operates a retail store in Las Vegas Nevada and is negotiating a lease on the company’s flagship store in Manhattan New York. Boomer Natural products are also available in Golf Pro Shops, Specialty Stores, Chiropractic Offices and Nail Salons across the countries. Boomer Naturals has a robust online presence and enjoys material sales through its website at BoomerNaturals.com

Our Strategy

With our CB5 formula we believe are in a unique position to brand our line. Our FDA compliant product will give us access to advertising on national television and social media platforms like Facebook and Google. In addition we expect to air promotional/educational content throughout 2020 on PBS affiliates across the country as well as a corporate sponsorship at Madison Square Garden and the MSG network.

Online Sales

Through its websites and internet advertising, Boomer will be able to brand its products while informing consumers of the attributes of CB5. This direct to consumer interaction could pave the way for significant online sales through the Boomer Naturals website.

National Retail Chains.

Currently many National Retail Chains are hesitant to introduce CBD related products on a national scale and thus far have only offered topical products in regional test markets. The FDA compliant ingredients in CB5 will allow these chains to offer Boomer Natural products in both topical and ingestible forms nation-wide.

Golf

We plan to continue to grow our distribution network in the golf space in part through our relationship with PGA Magazine and the PGA Merchandising Show. With access to vendors through these mediums and the ability to advertise we will be able to best utilize of our wide-ranging wholesale sales network. We are in a unique position to capture a significant share of the expansive golf market.

Chiropractors

Without the endorsement of the American Chiropractors Association many Chiropractors are not employing CBD into treatments. CB5 with its FDA compliant ingredients clears the path for doctors wishing to employ a natural alternative to pharmaceuticals. CB5 will be introduced nationally to the Chiropractor community at the widely attended Parker Chiropractor Show in Las Vegas Nevada in February where Boomer Naturals will be exhibiting. A key component to the attendance at this show is no CBD Companies are allowed to exhibit.

Veterinarians

Like the Chiropractor community Veterinarians continue to look for non-pharmaceutical solutions for animals. To date the American Veterinary Association has not endorsed CBD. This leaves a tremendous opportunity for CB5 making an impact into the Veterinary space. Boomer Naturals can exhibit and introduce its product line to the community at the AVMA annual conventions.

Overseas opportunities

Boomer has begun discussions with distributors in over 7 countries to carry the Boomer Naturals CB5 product line. These distributors see a unique opportunity to fulfill consumer demand via CB5 where CBD is not available to sell.

In addition, we intend to seek new branding and licensing opportunities for our intellectual property and we will seek strategic corporate and product acquisitions.

Results of Operations

Year ended December 31, 2019 (inception).

Revenue

During the year ended December 31, 2019 from June 7, 2019 (inception) our revenues were $371,650. During the year ended December 31, 2019 from June 7, 2019 (inception) the cost of revenue was $165,461.

Operating Expenses

During the year ended December 31, 2019, we incurred $2,377,090 general and administrative expenses and $647,831 of marketing expenses. General and administrative expenses incurred generally related to corporate overhead, financial and administrative contracted services, such as legal and accounting and developmental costs.

Net Loss

Our net loss for the year ended December 31, 2019 was $2,818,732.

Liquidity and Capital Resources

As of December 31, 2019

As of December 31, 2019 from June 7, 2019 (inception) our total assets were $2,055,112. As of December 31, 2019 our total current liabilities were $1,178,023.

Stockholders’ deficit was 9$83,605) as of December 31, 2019 from June 7, 2019 (inception).

Cash Flows from Operating Activities

For the year ended December 31, 2019 from June 7, 2019 (inception), cash flows used in operating activities was $2,386,684 consisting of a net loss of $2,866,073, depreciation of $2,982, increase in accounts payable of $355,067 and accrued expenses of $166,270.

Cash flows from Investing Activities

For the year ended December 31, 2019 from June 7, 2019 (inception), cash flow used in investing activities was $117,454.

Cash Flows from Financing Activities

We have financed our operations primarily from either borrowing from our line of credit or from related parties and the issuance of our securities. For the year ended December 31, 2019 net cash provided by financing activities was $3,1888,489.

PLAN OF OPERATION AND FUNDING

We expect that working capital requirements will continue to be funded through a combination of our existing funds and further issuances of securities. Our working capital requirements are expected to increase in line with the growth of our business.

Existing working capital, further advances and debt instruments, and anticipated cash flow are expected to be adequate to fund our operations over the next twelve  months. We have no lines of credit or other bank financing arrangements. Generally, we have financed operations to date through the proceeds of the private placement of equity and debt instruments. In connection with our business plan, management anticipates additional increases in operating expenses and capital expenditures relating to: (i) developmental expenses associated with a start-up business and (ii) marketing expenses. We intend to finance these expenses with further issuances of securities, and debt issuances. Thereafter, we expect we will need to raise additional capital and generate revenues to meet long-term operating requirements. Additional issuances of equity or convertible debt securities will result in dilution to our current shareholders. Further, such securities might have rights, preferences or privileges senior to our common stock. Additional financing may not be available upon acceptable terms, or at all. If adequate funds are not available or are not available on acceptable terms, we may not be able to take advantage of prospective new business endeavors or opportunities, which could significantly and materially restrict our business operations.

LEGAL MATTERS

From time to time, we are a party to, or otherwise involved in, legal proceedings arising in the normal and ordinary course of business. As of the date of this report, we are not aware of any other proceeding, threatened or pending, against us which, if determined adversely, would have a material effect on our business, results of operations, cash flows or financial position.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of January 7, 2020, certain information regarding the beneficial ownership of the common stock outstanding by (i) each person known to us to own or control five percent (5%) or more of our common stock, (ii) each of our current directors and nominees, (iii) each of our current “Named Executive Officers” (as defined in Item 402(a)(3) of Regulation S-K), set forth in the summary compensation table on page 15 and (iv) our current Named Executive Officers and directors and nominees as a group. Unless otherwise indicated, each person named in the table below has sole voting and investment power with respect to the shares beneficially owned.

Shareholder (1)	Beneficial Ownership	Percent of Class (2)
Michael Quaid, Director, Chief Executive Officer,	—	—
Thomas Ziemann, Director, Chief Operating Officer	—	—
Daniel Capri, Chairman, President	—	—

All Officers and Directors as a Group (3 persons)	—	—%

Other 5% Holders
Boomer Naturals, Inc. (3)	40,326,913	94%

(1)	The address for all officers, directors and beneficial owners is 8670 W Cheyenne Avenue, #120, Las Vegas Nevada 89129.
(2)	Based upon 42,826,913 shares of Common Stock outstanding.
(3)	Daniel Capri holds voting and dispositive control over the shares held by Boomer Naturals Holdings, Inc.

MANAGEMENT

Name	Age	Position
Michael Quaid	57	Chief Executive Officer, Director
Thomas Ziemann	59	Chief Operating Officer, Director
Daniel Capri	69	President, Chairman

Michael Quaid, Chief Executive Officer

Michael Quaid has served as the Chief Executive Officer of Boomer Naturals since its formation in August 2019. Prior to joining Boomer Naturals, Mr. Quaid was the majority owner and Managing Director of Typhoon FX trading platforms.  Previously he was Managing Partner at KCCO II Trading from 1995-2008. From 1993-1995 he was head of European Derivatives for S.G. Warburg & Co. in London.  Prior to these roles Mr. Quaid held financial engineering positions at Itel Corporation and started his career as an auditor with Arthur Young & Co. Mr. Quaid holds an MBA from the Kellogg School of Business, Northwestern University and a Bachelor of Science degree from Millikin University.

Thomas Ziemann, Chief Operating Officer

Thomas Ziemann is a 1982 graduate of Bemidji State University with a BS in Business Administration. Mr. Ziemann began his Career in 1982 with Federated Mutual Insurance Company in Owatonna, MN. He began his sales career as a Marketing Representative in Willmar, MN then moving to Eau Claire, WI in 1990. Completed his CIC designation in 1986, while earning top sales membership into the prestigious Presidents Council and Distinguished Service Award as a Senior Marketing Representative. In July 1992 His entrepreneurial spirit leads him to join a small Independent Insurance Agency called RJF Agencies,Inc.. As a partner/shareholder/owner and EVP. Over the next 23 years, he helped build the culture, passion, and vision of a great core group of people. In December 31st, 2014 after starting with 9 people in 2 offices he retired as one of over 800 employees in 15 offices. He is currently a co -owner and board member of Arizona Organics, Mr. Ziemann is known as a “Connector” of people. He brings a unique skill set in sales leadership, capital raising and passion.

Daniel Capri, President

Daniel Capri, 69, Director, President, Treasurer and Secretary. Mr. Capri has served as the President of Boomer Naturals, Inc. since June 2019. Prior thereto and from June 2019, Mr. Capri served as the Managing Member of Internet Business Consultants of Nevada (IBC), an ecommerce advisory, a company located in Las Vegas, Nevada. Mr. Capri was part of the founding team at Xyience, a leading supplement and energy drink company. Mr. Capri has been the owner and Founder of Whale Sports, a sports advisory service since its inception in 2017, helping to grow sales from zero to over a million dollars in revenue in its first year.

EXECUTIVE COMPENSATION

The following table reflects all forms of compensation for the years ended December 31, 2019 and 2018:

Name and Principal Position	Year	Salary	Bonus ($)	Stock Award(s) ($)	Option Awards (#)	All Other Compensation ($)	Total ($)
Daniel Capri, Chairman, President (1)	2019	$48,000	$—	$—	—	$—		$48,000
	2018	$—	$—	$—	—	—	$
Thomas Zieman, Director, COO(2)	2019	$60,000	$—	$—	—	$—		$60,000
	2018	—	—	—	—	$—		$—
Michael Quaid, Director, CEO(2)	2019	$60,000	$—	$—	—	$—		$60,000
	2018	$—	$—	$—	—	$—		$—

(1)	Appointed effective December 12, 2019.
(2)	Appointed effective January 7, 2020.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

None.

INDEMNIFICATION OF OFFICERS AND DIRECTORS

Under our Articles of Incorporation and Bylaws of the corporation, we may indemnify an officer or director who is made a party to any proceeding, including a lawsuit, because of her position, if she acted in good faith and in a manner she reasonably believed to be in our best interest. We may advance expenses incurred in defending a proceeding. To the extent that the officer or director is successful on the merits in a proceeding as to which she is to be indemnified, we must indemnify her against all expenses incurred, including attorney's fees. With respect to a derivative action, indemnity may be made only for expenses actually and reasonably incurred in defending the proceeding, and if the officer or director is judged liable, only by a court order. The indemnification is intended to be to the fullest extent permitted by the laws of the State of Nevada.

Regarding indemnification for liabilities arising under the Securities Act of 1933, which may be permitted to directors or officers under Nevada law, we are informed that, in the opinion of the Securities and Exchange Commission, indemnification is against public policy, as expressed in the Act and is, therefore, unenforceable.

ACQUISITION OF CONTROLLING INTEREST

The Company elects not to be governed by the terms and provisions of Sections 78.378 through 78.3793, inclusive, of the Nevada Revised Statutes, as the same may be amended, superseded, or replaced by any successor section, statute, or provision. No amendment to the Company’s Articles of Incorporation, directly or indirectly, by merger or consolidation or otherwise, having the effect of amending or repeating any of the provisions of this paragraph shall apply to or have any effect on any transaction involving acquisition of control by any person or any transaction with an interested stockholder occurring prior to such amendment or repeal.

COMBINATIONS WITH INTERESTED STOCKHOLDERS

The Company elects not to be governed by the terms and provisions of Sections 78.411 through 78.444, inclusive, of the Nevada Revised Statutes, as the same may be amended, superseded, or replaced by any successor section, statute, or provision.

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES

As disclosed in Item 2.01, which disclosures are hereby incorporated by reference, in connection with the Merger, the Company issued an aggregate of 40,326,913 shares of its Common Stock to the shareholders of Boomer. The Company relied on the exemptions from federal registration under Section 4(2) of the Securities Act of 1933, as amended, Regulation S, and Rule 506 promulgated thereunder, based on its belief that the issuance of such securities did not involve a public offering, as there were fewer than 35 “non-accredited” investors, all of whom, either alone or through a purchaser representative, had such knowledge and experience in financial and business matters so that each was capable of evaluating the risks of the investment and/or were located outside the United States.

ITEM 5.01.	CHANGES IN CONTROL OF REGISTRANT.

The disclosures set forth in Item 2.01 are hereby incorporated by reference into this Item 5.01.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

The disclosures set forth in Item 2.01 are hereby incorporated by reference into this Item 5.02.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Exhibits

Number	Description
10.1	Agreement and Plan of Share Exchange (1)
99.1	Audited financial statements of Boomer Naturals, Inc. as of December 31, 2019
99.2	Unaudited Pro Forma Financial Information of Boomer Naturals, Inc. and Boomer Holdings Inc.

 (1) Filed as Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed on January 8, 2020.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 25, 2020	BOOMER HOLDINGS, INC. CORP.

	By:	/s/ Michael Quaid
Name: Michael Quaid
Title: Chief Executive Officer